Exhibit 32-2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Financial Report of NoFire Technologies, Inc. on Form 10KSB/A for the Fiscal Year ended 8/31/2004 as filed with the Securities and Exchange Commission on the date hereof, I, Sam Oolie, Chief Financial Officer Of the Company, certify, pursuant to 18 U.S.C 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10QKB/A fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated April  27, 2005





Name    Sam Oolie (CFO)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to NoFire Technologies, Inc. and will be retained by NoFire Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.